U.S. Large Company Portfolio

SHARE CLASS (TICKER): INSTITUTIONAL CLASS (DFUSX)

Summary Prospectus

February 28, 2020

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s Prospectus and other information about the Portfolio, including the Statement of Additional Information (SAI) and most recent reports to shareholders, when available, online at https://us.dimensional.com/fund-documents. You can also get this information at no cost by calling collect to (512) 306-7400 or by sending an e-mail request to document_requests@dimensional.com. The Portfolio’s Prospectus and SAI, both dated February 28, 2020, as may be supplemented, are incorporated by reference into this Summary Prospectus.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Portfolio or from your financial intermediary. Instead, the reports will be made available on the Portfolio’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically from the Portfolio anytime by contacting the Portfolio’s transfer agent at (888) 576-1167 or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. You can inform the Portfolio that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you invest directly with the Portfolio, by calling (888) 576-1167, to let the Portfolio know of your request. Your election to receive reports in paper will apply to all DFA Funds held directly or to all funds held through your financial intermediary.

Investment Objective

The U.S. Large Company Portfolio seeks, as its investment objective, to approximate the total investment return of the S&P 500® Index.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy and hold shares of the U.S. Large Company Portfolio.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.06%
Other Expenses	0.02%
Total Annual Fund Operating Expenses	0.08%

EXAMPLE

This Example is meant to help you compare the cost of investing in the U.S. Large Company Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$8	$26	$45	$103

PORTFOLIO TURNOVER

The U.S. Large Company Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the U.S. Large Company Portfolio’s portfolio turnover rate was 3% of the average value of its investment portfolio.

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Principal Investment Strategies

The U.S. Large Company Portfolio generally invests in the stocks that comprise the S&P 500® Index in approximately the proportions they are represented in the S&P 500® Index. The S&P 500® Index comprises a broad and diverse group of stocks. Generally, these are the U.S. stocks with the largest market capitalizations and, as a group, they generally represent approximately 80% of the total market capitalization of all publicly traded U.S. stocks. For the U.S. Large Company Portfolio, Dimensional Fund Advisors LP (the “Advisor”) considers the stocks that comprise the S&P 500® Index to be those of large companies. Under normal market conditions, at least 95% of the U.S. Large Company Portfolio’s net assets will be invested in the stocks that comprise the S&P 500® Index. As a non-fundamental policy, under normal circumstances, the U.S. Large Company Portfolio will invest at least 80% of its net assets in securities of large U.S. companies.

Ordinarily, portfolio companies will not be sold except to reflect additions or deletions of the companies that comprise the S&P 500® Index, including as a result of mergers, reorganizations and similar transactions and, to the extent necessary, to provide cash to pay redemptions of the U.S. Large Company Portfolio’s shares. Given the impact on prices of securities affected by the reconstitution of the S&P 500® Index around the time of a reconstitution date, the U.S. Large Company Portfolio may purchase or sell securities that may be impacted by the reconstitution before or after the reconstitution date of the S&P 500® Index. In seeking to approximate the total investment return of the S&P 500® Index, the Advisor may also adjust the representation of securities in the U.S. Large Company Portfolio after considering such securities’ characteristics and other factors the Advisor determines to be appropriate.

The U.S. Large Company Portfolio may purchase or sell futures contracts and options on futures contracts for U.S. equity securities and indices, to adjust market exposure based on actual or expected cash inflows to or outflows from the Portfolio. The U.S. Large Company Portfolio does not intend to sell futures contracts to establish short positions in individual securities or to use derivatives for purposes of speculation or leveraging investment returns.

The U.S. Large Company Portfolio may lend its portfolio securities to generate additional income.

About the S&P 500® Index: The Standard & Poor’s 500 Composite Stock Price Index® is market capitalization weighted (adjusted for free float). Its performance is usually cyclical because it reflects periods when stock prices generally rise or fall. For information concerning S&P Global Ratings, a division of The McGraw Hill Companies (“S&P”), and disclaimers of S&P with respect to the U.S. Large Company Portfolio, see “Standard & Poor’s—Information and Disclaimers.”

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Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, political, and issuer-specific conditions and events will cause the value of equity securities, and the Portfolio that owns them, to rise or fall. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

Derivatives Risk: Derivatives are instruments, such as futures contracts, and options thereon, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When the U.S. Large Company Portfolio uses derivatives, the Portfolio will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, liquidity, interest rate, market, credit and management risks, as well as the risk of improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Portfolio could lose more than the principal amount invested.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the U.S. Large Company Portfolio may lose money and there may be a delay in recovering the loaned securities. The U.S. Large Company Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes. Various operational events or circumstances are outside the Advisor’s control, including instances at third parties. The Portfolio and the Advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: The U.S. Large Company Portfolio’s and its service providers’ use of internet, technology and information systems may expose the Portfolio to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the Portfolio and/or its service providers to suffer data corruption or lose operational functionality.

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Performance

The bar chart and table immediately following illustrate the variability of the U.S. Large Company Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized one year, five year and ten year returns, both before and after taxes, compare with those of a broad measure of market performance. The U.S. Large Company Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting http://us.dimensional.com.

The after-tax returns presented in the table for the U.S. Large Company Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

U.S. Large Company Portfolio Institutional Class Shares—Total Returns

January 2010-December 2019
Highest Quarter	Lowest Quarter
13.64% (1/19–3/19)	-13.86% (7/11–9/11)

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Annualized Returns (%)

Periods ending December 31, 2019

	1 Year	5 Years	10 Years

U.S. Large Company Portfolio
Return Before Taxes	31.42%	11.64%	13.49%
Return After Taxes on Distributions	30.68%	10.94%	12.90%
Return After Taxes on Distributions and Sale of Portfolio Shares	19.06%	9.11%	11.17%

S&P 500® Index(1) (reflects no deduction for fees, expenses, or taxes)	31.49%	11.70%	13.56%
(1)	Copyright© 2019 S&P Dow Jones Indices LLC, a division of S&P Global. All rights reserved.

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the U.S. Large Company Portfolio. The following individuals are responsible for coordinating the day to day management of the U.S. Large Company Portfolio:

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Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2012.

•	Lukas J. Smart, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2015.

•	Joseph F. Hohn, Vice President and Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2017.

•	Joel P. Schneider, member of the Investment Committee, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2019.

Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the U.S. Large Company Portfolio on each day that the NYSE is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the U.S. Large Company Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The Portfolio generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

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Tax Information

The dividends and distributions you receive from the U.S. Large Company Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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